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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report:  July 14, 2003


                               Emerson Radio Corp.
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               (Exact name of registrant as specified in charter)



   Delaware                        0-25226                        22-3285224
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(State or other                (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                   9 Entin Road, Parsippany, New Jersey 07054
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               (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (973) 884-5800


                                 Not Applicable
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            (Former Address, if changed since Last Report) (Zip Code)




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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 14, 2003, Emerson Radio Corp. (the "Company") held an earnings teleconference call to discuss financial results for the fourth quarter and fiscal year ended March 31, 2003. During the call, the Company, in response to questions from participants relating to future events, stated, among other things, that, for fiscal 2004, the gross margins at Sport Supply Group, Inc. ("SSG"), the Company's 53% owned subsidiary, would improve by about 5% and that the Company's ambition was to achieve earnings per share of $.94 for fiscal 2004.

This Current Report has been filed to clarify such responses and to indicate the context in which they were made. Gross margins for SSG for fiscal 2004 are expected to improve by 5% to 30.8% in fiscal 2004 from 29.3% in fiscal 2003. Furthermore, earnings per share for fiscal 2004 will not reflect more than a fraction of the tax benefit realized by the Company in its most recently completed fiscal year and, thus, it appears at this time that the Company's diluted after tax per share earnings for fiscal 2004 will not reach $.94.

In the future, except as otherwise required by law or applicable listing requirements, the Company (i) does not expect to provide (in earnings calls or otherwise) forward looking information of the type referred to in this Current Report and (ii) undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

FORWARD-LOOKING STATEMENTS

The information contained in this Current Report on Form 8-K, other than the historical information, consists of "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) which are identified by the use of words such as "believes," "expects," "projects," and similar expressions. While these statements reflect the Company's current beliefs and are based on assumptions that the Company believes are reasonable, they are subject to uncertainties and risks that could cause actual results to differ materially from anticipated results. These risks and uncertainties are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K, 10-Q and 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EMERSON RADIO CORP.


                                            By: /s/ Geoffrey P. Jurick
                                                --------------------------------
                                                Name:  Geoffrey P. Jurick
                                                Title: Chairman of the Board and
                                                        Chief Executive Officer


Dated:  July 18, 2003


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